SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2003

Dice Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25107	13-3899472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Park Avenue, New York, New York 10016

(Address of principal executive offices) (zip code)

(212) 725-6550

(Registrant’s telephone number, including area code)

ITEM 5. Other Events

On July 15, 2003, Dice Inc. (the “Company”) filed its Monthly Operating Report (the “Operating Report”) for the period from June 1, 2003 through June 30, 2003 with the United States Bankruptcy Court for the Southern District of New York in connection with its petition for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in Case No. 03-10877(BRL). A copy of the Monthly Operating Report is being filed as an exhibit hereto.

The Company cautions readers not to place undue reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for periods which may be shorter or otherwise different from those typically contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company’s operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company’s control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company’s financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. These risks and uncertainties include, but are not limited to, failure to meet operating objectives or to execute the operating plan, failure to meet restructuring plan objectives, competition, and other economic factors. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers.

The terms of the Company’s joint plan of reorganization, which can affect the value of the Company’s various pre-petition liabilities and common stock, have been confirmed by the bankruptcy court. Most of the Company’s existing shareholders will not realize any significant recovery on their investment. In light of the foregoing the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Dice common stock or any claims relating to pre-petition liabilities and/or other Dice securities.

ITEM 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Monthly Operating Report for the period from June 1, 2003 through June 30, 2003, as filed with the United StatesBankruptcy Court for the Southern District of New York.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICE INC.

By:	/s/ BRIAN P. CAMPBELL
Name:	Brian P. Campbell
Title:	Vice President and General Counsel

Dated: July 15, 2003